Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Simplicity Esports and Gaming Company (the “Company”) on Form 10-Q for the period ended February 29, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jed Kaplan, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2020	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer
(principal executive officer and principal financial officer)